SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 Date of Report

                             (Date of earliest event
                                   reported):



                                February 4, 2004

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

                                                      THERMO ELECTRON CORPORATION
                                        (Exact name of Registrant as specified in its charter)

Delaware                                                     1-8002                                                04-2209186
(State or other jurisdiction of                     (Commission File Number)                  (I.R.S. Employer Identification
incorporation or organization)                                                                                        Number)

                          81 Wyman Street, P.O. Box 9046
                              Waltham, Massachusetts                                                               02454-9046
                     (Address of principal executive offices)                                                      (Zip Code)


                                 (781) 622-1000
                             (Registrant's telephone
                                     number
                              including area code)

     This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward Looking Statements" in the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 27, 2003. These include risks and uncertainties relating to the need to develop new products and adapt to significant technological change, dependence on customers that operate in cyclical industries, general worldwide economic slow down and related uncertainties, the effect of changes in governmental regulations, dependence on customers' capital spending policies and government funding policies, use and protection of intellectual property, retention of contingent liabilities from businesses we sold, integration and consolidation of our instrument businesses, realization of potential future savings from new sourcing initiatives, implementation of a new branding strategy, implementation of strategies for improving internal growth, the effect of exchange rate fluctuations on international operations, and potential impairment of goodwill. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired: Not applicable.

         (b) Pro Forma Financial Information: Not applicable.

         (c) Exhibits

                  99       Press Release dated February 4, 2004.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On February 4, 2004, the Registrant announced its financial results for the fiscal quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99 to this Form 8-K and incorporated herein by reference.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information contained in this Form 8-K and Exhibit 99 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 5th day of February 2004.

                                        THERMO ELECTRON CORPORATION


                                        By:     /s/ Kenneth J. Apicerno
                                        ---------------------------------------
                                        Kenneth J. Apicerno
                                        Treasurer